Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly report of FMS Financial Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Craig W. Yates, President and Chief Executive Officer, and Channing L. Smith, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C.
section 1350, as adopted, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





/s/ Craig W. Yates                             /s/ Channing L. Smith
-----------------------                        ---------------------
Craig W. Yates                                 Channing L. Smith
President and Chief Executive Officer          Vice President and Chief Financial Officer
(Principal Executive Officer)                 (Principal Financial and Accounting Officer)



Date: November 13, 2002                        Date: November 13, 2002
